                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange
Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated April 1, 2005
(including amendments thereto) with respect to the 12% Cumulative Exchangeable
Redeemable Preferred Stock of Telos Corporation. This Joint Filing Agreement
shall be filed as an Exhibit to such Statement.

Date: April 1, 2005.

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Wynnefield Partners Small Cap Value, L.P.                Wynnefield Partners Small Cap Value, L.P. I
By:  Wynnefield  Capital  Management  LLC, its General   By: Wynnefield  Capital Management LLC, its General
Partner                                                  Partner

By: /s/ Nelson Obus                                      By: /s/ Nelson Obus
    ------------------                                       ------------------
Co-Managing Member                                       Co-Managing Member

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Wynnefield Small Cap Value Offshore Fund, Ltd.           Wynnefield Capital Management, LLC
By: Wynnefield Capital, Inc., its Investment Manager
                                                         By: /s/ Nelson Obus
                                                         -----------------------
By: /s/ Nelson Obus                                      Co-Managing Member
    ------------------
President

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Wynnefield Capital, Inc.

By: /s/ Nelson Obus                                      /s/ Nelson Obus
    ------------------                                   ------------------
President                                                Nelson Obus
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                                                         Channel Partnership II, L.P.

/s/ Joshua H. Landes                                     By: /s/ Nelson Obus
-----------------------                                      ------------------
Joshua H. Landes                                         General Partner

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